Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
10.  Subsequent Events

Management performed its evaluation of subsequent events through the date of filing, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements other than these disclosed below.

Effective January 1, 2012, the management fee payable by Spectrum Technical to Winton was reduced from a monthly management fee rate equal to 1/6 of 1% ( a 2% annual rate) per month of net assets allocated to Winton on the first day of each month to a monthly management fee rate equal to 1/12 of 1.5% (a 1.5% annual rate) per month of net assets allocated to Winton on the first day of each month.

As of January 2, 2012, the General Partner changed the trading strategy of Spectrum Currency to a strategy in which the trading advisors employ proprietary trading models and methodologies that seek to identify favorable price relationships between and among various global currency and commodity markets through the analysis of technical market information.  Spectrum Currency aims to achieve capital appreciation through speculative trading, directly and indirectly, in U.S. and international markets for currencies, agricultural and energy products and precious and base metals.  Spectrum Currency may employ futures, options on futures, and forward contracts in those markets.  The General Partner has determined to add the following two new trading advisors to manage the assets of Spectrum Currency as of January 1, 2012: Flintlock Capital Asset Management, LLC and Krom River Investment Management (Cayman) Limited (together with its affiliate, Krom River Trading AG).